Exhibit 99.1

Quantum Provides Updated Plan to Nasdaq

SAN JOSE, Calif., May 3, 2024 – Quantum Corporation (Nasdaq: QMCO) (“Quantum” or the “Company”), a leader in solutions for AI and unstructured data, today provided an update related to the Company’s efforts to become current with its SEC financial reports.

As previously announced on April 12, 2024, The Nasdaq Stock Market LLC (Nasdaq) granted Quantum’s request to stay the suspension of delisting of its common stock pending a scheduled hearing on May 14, 2024 with the Nasdaq Hearings Panel. In advance of the scheduled hearing, Quantum submitted a written submission to Nasdaq on April 24, 2024 detailing its plans to regain compliance with the applicable Nasdaq listing criteria within the period of time that the Panel may grant.

Among other details, the updated plan outlines the Company’s progress and coordination with its advisors and auditors toward reaching the Company’s final determination with regards to the application of ASC Topic 606. Additionally, the written submission includes an updated timeline for the Company to regain compliance with the filing of Quantum’s Quarterly Reports on Form 10-Q for the second and third quarters of fiscal year 2024. The Company currently plans to file its Quarterly Reports on Form 10-Q for the second and third quarters of fiscal year 2024 as well as its Annual Report on Form 10-K for the fiscal year ended March 31, 2024 by June 27, 2024.

About Quantum

Quantum delivers end-to-end data management solutions designed for the AI era. With over four decades of experience, our data platform has allowed customers to extract the maximum value from their unique, unstructured data. From high-performance ingest that powers AI applications and demanding data-intensive workloads, to massive, durable data lakes to fuel AI models, Quantum delivers the most comprehensive and cost-efficient solutions. Leading organizations in life sciences, government, media and entertainment, research, and industrial technology trust Quantum with their most valuable asset – their data. Quantum is listed on Nasdaq (QMCO). For more information visit www.quantum.com.

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events affecting our business. Such forward-looking statements include, in particular: Quantum’s efforts to regain and maintain compliance with the listing standards of Nasdaq; Quantum’s plans to file its Quarterly Reports on Form 10-Qs for the second and third quarters of fiscal year 2024, including timing thereof; and the Quantum’s plans, objectives and intentions that are not historical facts generally.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: the outcome of the pending re-evaluation of accounting matters and the possibility of adjustments, including material adjustments, to Quantum’s financial statements as the re-evaluation progresses; the discovery of additional and unanticipated information during the re-evaluation process; risks related to the timely completion of the re-evaluation and filing of the Form 10-Qs within the expected timeframe; the ability to meet stock exchange continued listing standards; the possibility that the Nasdaq may delist Quantum’s common stock; the possibility that the Nasdaq Hearings Panel may not grant an additional extension; risks related to Quantum’s ability to implement and maintain effective internal control over financial reporting in the future; assumptions related to implementation of the ERP system; and the impact of these factors on Quantum’s performance and outlook. See also other risks that are described in “Risk Factors” in Quantum’s filings with the Securities and Exchange Commission (the SEC), including its Annual Report on Form 10-K filed with the SEC for the fiscal year ended March 31, 2023, and any subsequent reports filed with the SEC. Quantum does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.

Investor Relations Contacts:

Shelton Group

Leanne K. Sievers | Brett L. Perry

P: 949-224-3874 | 214-272-0070

E: sheltonir@sheltongroup.com